Exhibit 10.22

Certificate of Approval

For Establishment of Enterprises
with Foreign Investment in the People’s Republic of China

Approval Number:  Shangwaizi Jifu zi 2006 No 0014

Code for Import and Export Enterprise: 2200740452133

Date of Approval: May 11, 2006

Date of Issue: July 5, 2006

Certificate Number: 2200000554

Name of Enterprise: Meihekou City Ginseng Limited Company (Jilin Ganzhi)

Address: No.3075, Beihuanxi Road, Meihekou City

Type of Business: Enterprise with Foreign Investment

Duration of Operation: 20 years

Total Investment: $100,000

Registered: $100,000

Business Scope: Ginseng, health food processing and resale

Name of Investors: China Ginseng Holdings, Inc.

Place of Registration: USA

Capital Contribution: $100,000